Investor Overview Q2 2023 August 2023 Exhibit 99.1

2 Forward - looking statements This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements relating to our full year 2023 expectations of gross capex, interest expense, pension income, effective tax rate, and diluted share count, and future financial targets of North American LTL revenue CAGR, adjusted EBITDA CAGR, adjusted operating ratio improvement, and return on invested capital (ROIC) . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following : the effects of business, economic, political, legal, and regulatory impacts or conflicts upon our operations ; supply chain disruptions, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages ; our ability to align our investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to our customers’ demands ; our ability to implement our cost and revenue initiatives ; the effectiveness of our action plan, and other management actions, to improve our North American LTL business ; our ability to benefit from a sale or other divestiture of one or more business units ; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired and spun - off companies ; goodwill impairment, including in connection with a business unit sale or other divestiture ; fluctuations in currency exchange rates ; fuel price and fuel surcharge changes ; the expected benefits of the spin - off of RXO, Inc .; the impact of the prior spin - offs of GXO Logistics, Inc . and RXO, Inc . on the size and business diversity of our company ; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems ; our indebtedness ; our ability to raise debt and equity capital ; fluctuations in fixed and floating interest rates ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain qualified drivers ; labor matters ; litigation ; risks associated with our self - insured claims ; governmental or political actions ; and competition and pricing pressures . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements except to the extent required by law . Non - GAAP financial measures This presentation contains non - GAAP financial measures . For a description of these non - GAAP financial measures, including a reconciliation to the most comparable measure under GAAP, see the Appendix to this presentation .

Second quarter 2023 highlights $1.9 billion of revenue $244 million of adjusted EBITDA $0.71 adjusted diluted earnings per share LTL adjusted operating ratio of 87.6%, 200 bps sequential improvement from Q1’23 LTL shipments per day up 1.9% YoY LTL damage claims ratio of 0.7% improved from 0.9% in Q2’22 $131 million of capital expenditures Significant service improvements drove an increase in shipments and accelerated yield growth 3 Delivering solid results Refer to “Financial Reconciliations” and “Non - GAAP Financial Measures” sections in Appendix for related information

4 Second quarter 2023 performance REVENUE $1.92 billion NET INCOME 1 $31 million DILUTED EARNINGS PER SHARE 2 $0.27 ADJUSTED NET INCOME 1 $83 million ADJUSTED DILUTED EPS 2 $ 0.71 ADJUSTED EBITDA $ 244 million CASH FLOW FROM OPERATING ACTIVITIES 3 $131 million FREE CASH FLOW $5 million NORTH AMERICAN LTL REVENUE $1.14 billion ADJUSTED EBITDA $208 million ADJUSTED OPERATING RATIO 87.6% 1 Net income from continuing operations attributable to common shareholders 2 Diluted earnings from continuing operations per share 3 Net cash provided by operating activities from continuing operations Refer to “Financial Reconciliations” and “Non - GAAP Financial Measures” sections in Appendix for related information EUROPEAN TRANSPORTATION REVENUE $781 million ADJUSTED EBITDA $46 million BY SEGMENT

An LTL leader in a bedrock industry with disciplined pricing and deep competitive moat 2 3 4 5 Why invest in XPO? Critical nationwide LTL network coverage, with in - house sources of capacity Data - driven levers of profit growth embedded in proprietary technology High - ROIC business with compelling outlook and well - defined growth strategy Results - oriented leaders with long history of transforming operations Revenue CAGR of 6% to 8% Adjusted EBITDA CAGR of 11% to 13% Adjusted operating ratio improvement of a t least 600 bps LTL growth, profitability and efficiency targets 2021 - 2027 5 1 Note: Targets are for North American LTL only and assume 8% to 12% gross capex as a percent of revenue, on average, over the nex t several years Refer to “Non - GAAP Financial Measures” section in Appendix for related information

Strong position in North American LTL 6 6

A leading carrier in a compelling industry • $59 billion bedrock industry for the US economy; with 77% of share held by top 10 LTL players • Diverse demand across verticals, with secular growth drivers • Attractive pricing environment, with industry pricing positive YoY each year for over a decade • Strong service quality is key gating factor for share gains • Industry service center capacity has stayed nearly flat for a decade, while demand had trended up 1 6% North American LTL industry revenue CAGR Sources: Third - party research; company filings Note: revenue CAGR is for period 2010 - 2022 1 US service centers, includes ARCB, FDX, ODFL, SAIA, XPO and YELL; total number of service centers includes zones with doors 7

A major player in the supply - chain ecosystem Note: Company data for North American LTL segment as of December 31, 2022, unless otherwise noted; employees, drivers, traile rs, and service centers are as of June 30, 2023. Refer to “Financial Reconciliations” and “Non - GAAP Financial Measures” sections in Appendix for related information 9% 2022 revenue allocated to gross capex 34 % return on invested capital >12 million s hipments per year 2 7 ,000 customers served $4.6 billion annual revenue 8% 2022 industry share 8 13,0 0 0 d rivers 30 ,0 0 0 t railers 18 billion pounds of freight per year 6 2 0 million l inehaul miles run per year 22,0 0 0 e mployees 294 service centers

9 Expansive network covering 99% of US zip codes • 294 service centers • Cross - border and offshore capabilities • Strategic investments in high - demand markets Freight Assembly Centers Service Centers

Strategic mix of blue - chip and local customers 10 2% revenue from largest customer, low concentration risk 16 - y ear average t enure of t op 10 customers 27,000 customers as of December 31, 2022 Selected customers of XPO

LTL growth plan and levers 11

Strong momentum in executing LTL 2.0 growth plan

Provide best-in-class service
- Building a best-in-class service organization
- Incentivizing employees to drive service quality
- Improved Q2’23 damage claims ratio to 0.7% from 1.2% at launch of LTL 2.0

Invest in network for the long-term
- Expanding linehaul fleet with tractors and in-house trailer manufacturing
- Adding new doors in capacity-constrained markets

Accelerate yield growth
- Leveraging service excellence to earn higher contractual pricing
- Growing share of higher-yielding local channel
- Expanding accessorial revenue from value-added services

Drive cost efficiencies
- Insourcing more linehaul miles: reduced Q2’23 outsourced miles by ~400 bps YoY
- Improving productivity of pickup-and-delivery and dock operations

12

XPO

13 11% to 13% adjusted EBITDA CAGR in North American LTL 2021 - 2027 Combination of volume gains + pricing over inflation 6% to 7% 3% to 4% 2% Operating costs optimized through technology Linehaul insourced from third parties Expected components and contributions 11% to 13%

Damage claims ratio (as a % of LTL revenue) Note: Based on claims payment data 14 LTL 2.0 service initiatives driving significant improvement in damage claims ratio LTL 2.0

Employee engagement and satisfaction at record levels H ighest employee satisfaction in a decade 17% better employee retention 15 Note: Data points are for full year 2022 unless otherwise specified 47 % of drivers have 10+ years tenure Experienced drivers are the #1 asset for service quality 100+ graduates in field management program Strong leadership training programs drive career growth 54% of field management trainees are diverse DE&I initiatives identify and advance high - potential talent

$145 $197 $145 $197 $424 3.8% 5.2% 4.1% 4.8% 9.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 100 200 300 400 500 600 700 2018 2019 2020 2021 2022 Gross capex as a % of revenue 1 Gross capex ($ millions) Disciplined investing in high - return projects 16 Tractor age in years As of December 31 5.3 5.1 5.4 5.9 5.9 1 Excludes XPO’s trailer manufacturing operation 2 ROIC for six - year period 2021 through 2027 Refer to “Non - GAAP Financial Measures” section in Appendix for related information Growth plan anticipates gross capex of 8% to 12% of revenue on average for the next several years, and ROIC above 30% 2

In - house capabilities provide distinct competitive advantages Trailer manufacturing facility in Arkansas • Expanded linehaul trailer fleet by 4,700 units or 10% in 2022 • Self - sufficient for critical component of fleet capacity, instead of relying on OEMs • Added second production line in January 2022 and third line in December 2022 • Maintains OEM parts inventories for maintenance shops in the XPO network • Plan to produce >6,000 trailers in 2023 17 Ability to control capacity and timing to best meet demand National footprint of 130 commercial driver training schools • Trained over 1,700 drivers in 2022, nearly double the 2021 count • Unique advantage in combatting industrywide driver shortage • XPO - trained drivers historically have better safety records and less turnover • Dockworker - to - driver career paths and upskilling options enhance retention

Appendix 18

European Transportation segment • In France: the #1 full truckload (FTL) broker and the #1 pallet network (LTL) provider • In Iberia (Spain and Portugal): the #1 FTL broker and the #1 LTL provider • In the UK: a top - tier dedicated truckload provider, and the largest single - owner LTL network • Serves a diverse base of customers with consumer, trade and industrial markets, including many sector leaders that have long - tenured relationships with XPO • Range of services includes dedicated truckload, LTL, FTL brokerage, managed transportation, last mile and freight forwarding, as well as multimodal solutions that are customized to reduce CO 2 e emissions Unique pan - European transportation platform holds leading positions in key geographies 19 19

20 The company provided the following expectations: • Gross capex of $500 million to $600 million • Interest expense of $185 million to $195 million • Pension income of approximately $20 million • Effective tax rate of 24% to 26% • Diluted share count of 118 million Full year 2023 planning assumptions

Financial reconciliations The following table reconciles XPO’s net income from continuing operations attributable to common shareholders for the period s e nded June 30, 2023 and 2022 to adjusted EBITDA for the same periods. 21 Reconciliation of net income from continuing operations to adjusted EBITDA $ in millions (unaudited) Change % Change % Net income from continuing operations attributable to common shareholders $ 31 $ 96 -67.7% $ 48 $ 128 -62.5% Debt extinguishment loss 23 26 23 26 Interest expense 43 31 85 68 Income tax provision 13 31 17 39 Depreciation and amortization expense 107 96 208 190 Transaction and integration costs 17 7 39 14 Restructuring costs 10 2 34 8 Adjusted EBITDA $ 244 $ 289 -15.6% $ 454 $ 473 -4.0% Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Refer to “Non - GAAP Financial Measures” section on page 26 of this document

Financial reconciliations (cont.) The following table reconciles XPO’s net income from continuing operations attributable to common shareholders for the period s e nded June 30, 2023 and 2022 to adjusted net income from continuing operations attributable to common shareholders for the same per iod s. 22 1 The income tax rate applied to reconciling items is based on the GAAP annual effective tax rate, excluding discrete items, no n - deductible compensation, and contribution - and margin - based taxes Refer to “Non - GAAP Financial Measures” section on page 26 of this document Reconciliation of adjusted net income and adjusted diluted earnings per share $ in millions, except per-share data (unaudited) Net income from continuing operations attributable to common shareholders $ 31 $ 96 $ 48 $ 128 Debt extinguishment loss 23 26 23 26 Amortization of acquisition-related intangible assets 14 13 27 27 Transaction and integration costs 17 7 39 14 Restructuring costs 10 2 34 8 Income tax associated with the adjustments above (1) (12) (12) (23) (18) Adjusted net income from continuing operations attributable to common shareholders $ 83 $ 132 $ 148 $ 185 Adjusted diluted earnings from continuing operations per share $ 0.71 $ 1.14 $ 1.27 $ 1.60 Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 118 116 117 116 Three Months Ended Six Months Ended June 30, June 30, 2023 2022 2023 2022

Financial reconciliations (cont.) The following table reconciles XPO’s net cash provided by operating activities from continuing operations for the periods end ed June 30, 2023 and 2022 to free cash flow for the same periods. 23 Reconciliation of cash flows from operating activities of continuing operations to free cash flow Refer to “Non - GAAP Financial Measures” section on page 26 of this document $ in millions (unaudited) Net cash provided by operating activities from continuing operations $ 131 $ 169 $ 207 $ 357 Payment for purchases of property and equipment (131) (119) (355) (242) Proceeds from sales of property and equipment 5 4 13 7 Free cash flow $ 5 $ 54 $ (135) $ 122 Three Months Ended Six Months Ended June 30, June 30, 2023 2022 2023 2022

Financial reconciliations (cont.) The following table reconciles XPO’s operating income attributable to its North American less - than - truckload segment to adjusted operating income, adjusted operating ratio and adjusted EBITDA for the respective periods shown in the table below. 24 Reconciliation of North American less - than - truckload adjusted operating ratio and adjusted EBITDA 1 Fuel, operating expenses and supplies includes fuel - related taxes 2 Operating ratio is calculated as (1 – (operating income divided by revenue)) 3 Adjusted operating ratio is calculated as (1 – (adjusted operating income divided by revenue)); adjusted operating margin is th e inverse of adjusted operating ratio 4 Adjusted EBITDA is used by the company’s chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280 Refer to “Non - GAAP Financial Measures” section on page 26 of this document $ in millions (unaudited) Revenue (excluding fuel surcharge revenue) $ 940 $ 903 Fuel surcharge revenue 196 217 Revenue 1,136 1,120 Salaries, wages and employee benefits 573 555 Purchased transportation 87 99 Fuel, operating expenses and supplies (1) 226 248 Operating taxes and licenses 12 12 Insurance and claims 33 28 (Gains) losses on sales of property and equipment 1 1 Depreciation and amortization 71 68 Transaction and integration costs - - Restructuring costs 4 6 Operating income 129 103 Operating ratio (2) 88.7% 90.8% Amortization expense 9 8 Transaction and integration costs - - Restructuring costs 4 6 Gains on real estate transactions - - Adjusted operating income $ 142 $ 117 Adjusted operating ratio (3) 87.6% 89.6% Depreciation expense 62 60 Pension income 4 4 Gains on real estate transactions - - Other - 1 Adjusted EBITDA (4) $ 208 $ 182 2023 2023 March 31, Three Months Ended June 30,

Financial reconciliations (cont.) The following table calculates XPO's return on invested capital (ROIC) attributable to its North American less - than - truckload se gment for the periods presented. We believe that ROIC is an important metric, as it measures how effectively we deploy our capital base . R OIC is calculated as net operating profit after tax (NOPAT), divided by invested capital. NOPAT is calculated as adjusted EBITDA les s d epreciation expense, pension income, real estate gains and cash taxes plus operating lease interest. Invested capital is calculated as op era ting assets less non - debt liabilities. 25 North American less - than - truckload return on invested capital 1 Operating lease interest is calculated as period end operating lease assets multiplied by XPO’s incremental borrowing rate, n et of tax 2 Cash taxes is calculated as the ratio of the North American less - than - truckload segment’s adjusted EBITDA, excluding real estat e gains, to XPO adjusted EBITDA, multiplied by XPO’s cash paid for taxes Refer to “Non - GAAP Financial Measures” section on page 26 of this document $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 1,012 (-) Corporate costs (1) 80 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (2) 12 (-) Cash taxes (3) 83 Net operating profit after tax (NOPAT) $ 542 Select balance sheet items Total assets (excluding intercompany and investment in affiliates) $ 3,288 (-) Cash (5) (-) Goodwill and intangibles 1,024 Operating assets 2,269 Total liabilities (excluding intercompany) 1,119 (-) Short-term debt 18 (-) Operating lease liabilities 417 (-) Long-term debt 27 Non-debt liabilities 657 Invested capital $ 1,612 Return on invested capital 34% As of December 31, 2022 Year Ended December 31, 2022 $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 932 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (1) 12 (-) Cash taxes (2) 83 Net operating profit after tax (NOPAT) $ 542 Year Ended December 31, 2022

Non - GAAP financial measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this document to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures : adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis ; adjusted diluted earnings from continuing operations per share (“adjusted EPS”) ; adjusted operating ratio for our North American less - than - truckload segment ; adjusted net income from continuing operations attributable to common shareholders ; free cash flow ; adjusted operating income for our North American less - than - truckload segment ; and return on invested capital ("ROIC") for our North American less - than - truckload segment . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted net income from continuing operations attributable to common shareholders and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs, and other adjustments as set forth in the attached tables . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, stock - based compensation, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO’s and each business segment’s ongoing performance . We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value . We calculate free cash flow as net cash provided by operating activities from continuing operations, less payment for purchases of property and equipment plus proceeds from sale of property and equipment . We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income from continuing operations attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables . We believe that adjusted operating income and adjusted operating ratio improve the comparability of our operating results from period to period by removing the impact of certain transaction and integration costs and restructuring costs, as well as amortization expenses . We believe that ROIC is an important metric as it measures how effectively we deploy our capital base . ROIC is calculated as net operating profit after tax ("NOPAT"), divided by invested capital . NOPAT is calculated as adjusted EBITDA less depreciation expense, pension income, real estate gains and cash taxes plus operating lease interest . Invested capital is calculated as operating assets less non - debt liabilities . With respect to our financial targets for the six - year period 2021 through 2027 of North American less - than - truckload adjusted EBITDA CAGR, adjusted operating ratio and ROIC, a reconciliation of these non - GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non - GAAP target measures . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward - looking statement of income and statement of cash flows in accordance with GAAP that would be required to produce such a reconciliation . 26